                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):
                       May 22, 1998 (January 23, 1998)

                           Kimco Realty Corporation
            (Exact name of registrant as specified in its charter)

Maryland                    1-10899                    13-2744380
-----------------      ----------------------          -------------------
(State or other        (Commission File Number)        (IRS Employer
jurisdiction of                                        Identification No.)
incorporation)

3333 New Hyde Park Road
New Hyde Park, New York                                11042/0-0020
-------------------------------                        ------------------
(Address of principal executive                        (zip code)
offices)

                                 516/869-9000
                      -----------------------------------
                           Registrant's telelphone,
                              including area code

                                Not Applicable
------------------------------------------------------------------------------
        (former name or former address, if changed since last report.)

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                CURRENT REPORT
                                      ON
                                   FORM 8-K

Item 5. Other Events

         Shopping Center Acquisitions -

         Certain subsidiaries of Kimco Realty Corporation (the "Company") acquired 15 neighborhood and community shopping center properties (the "Shopping Center Acquisitions") comprising approximately 1.7 million square feet of gross leasable area ("GLA") in 8 states. These shopping center properties, acquired in separate transactions for an aggregate purchase price of approximately $136.3 million, including the assumption of approximately $20.8 million of mortgage debt, include:

     o    Village on the Park I and II, Aurora, Colorado
     o    Phar-Mor Plaza, Englewood, Colorado
     o    Heritage West Shopping Center, Lakewood, Colorado
     o    Quincy Place Shopping Center, Aurora, Colorado
     o    Spring Creek Shopping Center, Colorado Springs, Colorado
     o    East Bank Shopping Center, Aurora, Colorado
     o    West 38th Street Shopping Center, Denver, Colorado
     o    The Shoppes at West Melbourne, West Melbourne, Florida
     o    Marshalls Plaza, Cranston, Rhode Island
     o    South Plains Plaza, Lubbock, Texas
     o    Poca Fiesta Shopping Center, Mesa, Arizona
     o    Wellington Park Shopping Center, Cary, North Carolina
     o    Phar-Mor building, Greenville, South Carolina
     o    Bayshore Gardens Shopping Center, Bradenton, Florida
     o    Lafayette Marketplace, Lafayette, Indiana

         Although none of the above Shopping Center Acquisitions, individually represent a "significant acquisition" pursuant to the rules governing the reporting of transactions under this Current Report on Form 8-K, the Company considers these acquisitions in the aggregate to be material in relation to its overall financial position and results of operations. Consequently, this report has been filed for the purpose of providing certain historical financial information for certain acquired properties and pro forma financial information for the Shopping Center Acquisitions.

More specific information with respect to each of these acquired properties is as follows:

         In January 1998, the Company acquired seven properties, in separate transactions, consisting of: (i) Village on the Park I and II, adjoining shopping centers located on South Parker Road in Aurora, Colorado, which are anchored by TJ Maxx and contain approximately 146,000 square feet of GLA; (ii) Phar-Mor Plaza, located on West Gerard Avenue in Englewood, Colorado, which is anchored by Phar-Mor and contains approximately 80,000 square feet of GLA; (iii) Heritage West Shopping Center, located on West Jewel Avenue in Lakewood, Colorado, which is anchored by Safeway and contains approximately 83,000 square feet of GLA; (iv) Quincy Place Shopping Center, located on East Quincy Avenue in Aurora, Colorado, which is anchored by Blockbuster and contains approximately 44,000 square feet of GLA; (v) Spring Creek Shopping Center, located on Spring Circle Drive in Colorado Springs, Colorado, which is anchored by Cub Foods and contains approximately 108,000 square feet of GLA; (vi) East Bank Shopping Center, located on South Parker Road in Aurora, Colorado, which is anchored by Albertson's and Coomers and contains approximately 152,000 square feet of GLA; and (vii) West 38th Street Shopping Center, a single tenant property, located on West 38th Avenue in Denver, Colorado, occupied by Payless Drugs comprising approximately 18,000 square feet of GLA. These properties were acquired for an aggregate purchase price of approximately $43.9 million, including the assumption of approximately $1.4 million and $2.8 million of mortgage debt encumbering Phar-Mor Plaza and Quincy Place Shopping Center, respectively.

         In February 1998, the Company acquired The Shoppes at West Melbourne, located on West New Haven Avenue in West Melbourne, Florida, for a purchase price of approximately $11.0 million. The shopping center contains approximately 148,000 square feet of GLA and is anchored by Service Merchandise and Marshalls.

         In March 1998, the Company acquired three properties, in separate transactions, consisting of (i) Marshalls Plaza, (ii) South Plains Plaza and
(iii) Poca Fiesta Shopping Center. Marshalls Plaza, located at the intersection of Oaklawn Avenue and Bald Hill Road in Cranston, Rhode Island, is anchored by Marshalls and Bob's Stores and contains approximately 118,000 square feet of GLA. South Plains Plaza, located on Slide Road in Lubbock, Texas, is anchored by PetsMart and Office Max and contains approximately 108,000 square feet of GLA. Poca Fiesta Shopping Center, located on Southern Avenue in Mesa, Arizona, is anchored by Ross Stores, and contains approximately 147,000 square feet of GLA. These properties were acquired for an aggregate purchase price of approximately $33.5 million, including the assumption of approximately $6.6 million and $10.0 million of mortgage debt encumbering South Plains Plaza and Poca Fiesta Shopping Center, respectively.

         In April 1998, the Company acquired Wellington Park Shopping Center and the Phar-Mor building, in separate transactions, for an aggregate purchase price of approximately $14.6 million. Wellington Park Shopping
Center, located on Tryon Road in Cary, North Carolina, is anchored by Lowe's Grocery and contains approximately 103,000 square feet of GLA.
The Phar-Mor building, located on Haywood Road in Greenville, South
Carolina, is a 60,000 square foot building adjacent to a property previously acquired by the Company in December 1997 and is occupied by Phar-Mor.

In May 1998, the Company acquired two properties, Bayshore Gardens Shopping Center and Lafayette Marketplace, in separate transactions, for an aggregate purchase price of approximately $33.3 million, which included the issuance of partnership units valued at approximately $5.0 million in connection with the Bayshore Gardens acquisition. Bayshore Gardens Shopping Center, located on Flamingo Boulevard in Bradenton, Florida, is anchored by Publix and TJ Maxx, and contains approximately 163,000 square feet of GLA. The Lafayette Marketplace, located on State Road 38 East in Lafayette, Indiana, is anchored by Michael's and contains approximately 214,000 square feet of GLA.

         Management believes that the current annualized net cash flow generated by these recently acquired properties provides a weighted average annualized yield of approximately 9.8% on the Company's investment in such properties.

         Retail Properties Acquisition -

         As reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998, the Company, through an affiliated entity, acquired fee interests in three properties from a retailer in the Chicago, Illinois market comprising approximately 516,000 square feet of GLA for an aggregate purchase price of approximately $23.7 million. These properties include approximately 70,000 square feet of showroom space and adjoining warehouses of approximately 100,000 square feet at each location. Simultaneous with this transaction, the Company leased, to a national furniture retailer, the showroom portion of each property under individual long-term leases. The Company is currently planning the redevelopment of the warehouse portion of each property.

         Financial statement information required under Item 7 of Form 8-K is not required in connection with the retail properties acquisition since these properties acquired were non-operating rental real estate assets owned by a retailer and not a business with financial statements and information of the type required by Item 7.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) (b)  Financial Statements and Pro Forma Financial Information

         The financial statements and pro forma financial information filed herewith is as follows:

                                                                          Page

         Report of Independent Accountants..................................7
         Combined Historical Summary of Revenue and Certain
         Operating Expenses of Certain Acquired Properties
         for the Year Ended December 31, 1997 (Audited) and the Three Months
         Ended March 31, 1998 (Unaudited)...................................8

         Notes to Combined Historical Summary of Revenue and Certain
         Operating Expenses of Certain Acquired Properties..................9


         Estimates of Net Income and Funds from Operations of Certain
         Acquired Properties...............................................10
         Notes to Estimates of Net Income and Funds from Operations of
         Certain Acquired Properties.......................................11

         Pro Forma Condensed Consolidated Balance Sheet
         as of March 31, 1998..............................................13
         Pro Forma Condensed Consolidated Statements of
         Income for the Year Ended December 31, 1997 and
         the Three Months Ended March 31, 1998.............................14
         Notes to Pro Forma Condensed Consolidated
         Financial Statements..............................................16

         (c)    Exhibits:

               * 23.1 Consent of Coopers & Lybrand L.L.P.

               -----------------
                  *Filed herewith.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          CERTAIN ACQUIRED PROPERTIES

                  COMBINED HISTORICAL SUMMARY OF REVENUE AND
                          CERTAIN OPERATING EXPENSES
                                    FOR THE
                         YEAR ENDED DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Kimco Realty Corporation:

We have audited the accompanying Combined Historical Summary of Revenue and Certain Operating Expenses of Certain Acquired Properties, as defined in the accompanying Note 1, for the year ended December 31, 1997. This combined historical summary is the responsibility of the management of Kimco Realty Corporation. Our responsibility is to express an opinion on the combined historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenue and Certain Operating Expenses of Certain Acquired Properties has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenue and expenses of the Certain Acquired Properties.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the revenue and certain operating expenses of the Certain Acquired Properties described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                      COOPERS & LYBRAND L.L.P.

New York, New York
May 20, 1998

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          CERTAIN ACQUIRED PROPERTIES

                    COMBINED HISTORICAL SUMMARY OF REVENUE
                        AND CERTAIN OPERATING EXPENSES

                                                          Year Ended                      Three Months Ended
                                                       December 31, 1997                    March 31, 1998
                                                      -------------------                 ------------------
                                                                                             (Unaudited)
Revenue:
Base rentals                                           $      7,920,890                     $    2,032,285
Operating reimbursements and other income                     2,191,061                            613,760
                                                       -----------------                    ----------------
                                                             10,111,951                          2,646,045

                                                       -----------------                    ----------------
Certain operating expenses:
Real estate taxes                                             1,435,817                            288,374
Repairs and maintenance                                       1,009,477                            300,623
Other operating expenses                                        413,700                             96,773
                                                       -----------------                    ----------------
                                                              2,858,994                            685,770
                                                       -----------------                    ----------------
Excess of revenue over certain
operating expenses                                     $      7,252,957                     $    1,960,275
                                                       =================                    ================

The accompanying notes are an integral part of this combined financial statement.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          CERTAIN ACQUIRED PROPERTIES

                NOTES TO COMBINED HISTORICAL SUMMARY OF REVENUE
                        AND CERTAIN OPERATING EXPENSES

1.    Certain Acquired Properties

The Combined Historical Summary of Revenue and Certain Operating Expenses for the year ended December 31, 1997 relates to the operations of the following certain acquired properties (the "Certain Acquired Properties"), while under ownership previous to Kimco Realty Corporation and Subsidiaries.

Property Name                                 Location
-------------                                 --------
Village on the Park I and II                  Aurora, Colorado
Phar-Mor Plaza                                Englewood, Colorado
Heritage West Shopping Center                 Lakewood, Colorado
Quincy Place Shopping Center                  Aurora, Colorado
Spring Creek Shopping Center                  Colorado Springs, Colorado
East Bank Shopping Center                     Aurora, Colorado
West 38th Street Shopping Center              Denver, Colorado
Marshalls Plaza                               Cranston, Rhode Island
South Plains Plaza                            Lubbock, Texas
Poca Fiesta Shopping Center                   Mesa, Arizona

2.    Basis of Presentation

The Combined Historical Summary has been prepared on the accrual method of accounting. Certain operating expenses include operating and maintenance costs, real estate taxes, and insurance expense relating to the operation of the Certain Acquired Properties. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest, depreciation and general and administrative expenses have been excluded, as such costs are dependent upon a particular owner, purchase price or other financial agreements.

3.    Revenue Recognition

Minimum revenues from rental property are recognized on a straight-line basis over the terms of the related leases.

The future minimum revenues from rental property under the terms of all noncancellable tenant leases are approximately as follows:

1998                                 $8,010,000
1999                                 $7,221,000
2000                                 $6,427,000
2001                                 $5,607,000
2002                                 $4,121,000
Thereafter                          $11,040,000

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                          ESTIMATES OF NET INCOME AND
                             FUNDS FROM OPERATIONS
                                      OF
                          CERTAIN ACQUIRED PROPERTIES
                                  (Unaudited)

The following represents an estimate of the net income and funds from operations expected to be generated from the operation of the Certain Acquired Properties based upon the Combined Historical Summary of Revenue and Certain Operating Expenses of Certain Acquired Properties for the year ended December 31, 1997. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimated Net Income
    Excess of revenue over certain operating expenses         $    7,252,957
    Less: Estimated depreciation (Note 1)                         (1,586,828)
                                                                  ===========
                   Estimated net income                       $    5,666,129
                                                                  ===========

Estimated Funds from Operations

    Estimated net income                                      $    5,666,129
    Add: Estimated depreciation (Note 1)                           1,586,828
                                                                  -----------
             Estimated funds from operations                  $    7,252,957
                                                                  ===========

                   KIMCO REALTY COPRORATION AND SUBSIDIARIES

                     NOTES TO ESTIMATES OF NET INCOME AND
                             FUNDS FROM OPERATIONS
                                      OF
                          CERTAIN ACQUIRED PROPERTIES

1.    Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase prices of the Certain Acquired Properties to land (20%) and building (80%) and assuming a 39 year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

2.    Acquisition Considerations

In assessing the properties acquired, the Company's management considered the existing tenancies, which are the primary revenue source, the occupancy rates, which averaged 97.3% on the dates of acquisition, the competitive nature of the markets and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and capital improvement requirements were evaluated. Management is not aware of any material factors that would cause the reported financial information in the accompanying Combined Historical Summary of Revenue and Certain Operating Expenses and Estimates of Net Income and Funds from Operations of Certain Acquired Properties to be misleading.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                             STATEMENTS OF INCOME

The accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 gives effect to (i) the purchase of four shopping center properties acquired by the Company during April and May 1998, (ii) the issuance of an aggregate 2,259,020 shares of the Company's common stock during April 1998, in four separate transactions, consisting of a primary public offering priced at $36.0625 per share and three private placements priced at $36.0625, $36.625 and $36.25 per share and (iii) the issuance of partnership units valued at approximately $5.0 million in connection with the Bayshore Gardens acquisition, as if these properties had been acquired and the common shares and partnership units were issued as of March 31, 1998.

The accompanying Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1997 and the three months ended March 31, 1998 assume the Shopping Center Acquisitions had occurred as of January 1, 1997. The pro forma information is based on the historical statements of the Company after giving effect to the acquisition of these properties.

The Pro Forma Condensed Consolidated Balance Sheet and the Statements of Income have been prepared by the management of the Company. These pro forma statements may not be indicative of the results that would have actually occurred if the Shopping Center Acquisitions had been in effect on the date indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Balance Sheet and Statements of Income should be read in conjunction with Kimco Realty Corporation's audited financial statements as of December 31, 1997 and for the year then ended (which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997), and the unaudited condensed consolidated financial statements as of March 31, 1998 and for the three months then ended (which are included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998) and the accompanying notes thereto.

                  KIMCO REALTY CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                                ---------------
                                  (Unaudited)


                                                                              PRO FORMA
                                                             AS REPORTED      ADJUSTMENTS       PRO FORMA
                                                         -----------------   -------------  ----------------
Assets:
  Real estate, net of accumulated depreciation            $ 1,311,322,749    $  47,985,000  $ 1,359,307,749
  Investment in retail store leases                            15,539,477                -       15,539,477
  Cash and cash equivalents                                    34,377,395       34,551,891       68,929,286
  Accounts and notes receivable                                18,304,186                -       18,304,186
  Other assets                                                 91,573,797                -       91,573,797
                                                          ---------------    -------------  ---------------
                                                          $ 1,471,117,604     $ 82,536,891  $ 1,553,654,495
                                                          ===============    =============  ===============

Liabilities:
  Notes payable                                           $  510,250,000     $          -   $   510,250,000
  Mortgages payable                                          141,192,853                -       141,192,853
  Other liabilities, including minority interests
     in partnerships                                          74,341,707         4,973,196       79,314,903
                                                          ---------------    -------------  ----------------
                                                             725,784,560         4,973,196      730,757,756
                                                          ---------------    -------------  ----------------

Stockholders' Equity:
  Preferred stock, $1.00 par value, authorized
    5,000,000 shares
  Class A Preferred Stock, $1.00 par value,
    authorized 345,000 shares
      Issued and outstanding 300,000 shares                      300,000                -           300,000
      Aggregate liquidation preference $75,000,000
  Class B Preferred Stock, $1.00 par value,
    authorized 230,000 shares
      Issued and outstanding 200,000 shares                      200,000                -           200,000
      Aggregate liquidation preference $50,000,000
  Class C Preferred Stock, $1.00 par value,
    authorized 460,000 shares
      Issued and outstanding 400,000 shares                      400,000                -           400,000
      Aggregate liquidation preference $100,000,000

  Common stock, $.01 par value, authorized
    100,000,000 shares
      Issued and outstanding 40,419,440 and
      42,678,460 shares, respectively                            404,194            22,590          426,784
  Paid-in capital                                            858,197,672        77,541,105      935,738,777
  Cumulative distributions in excess of net income          (114,168,822)               -      (114,168,822)
                                                         ---------------     -------------  ---------------
                                                             745,333,044        77,563,695      822,896,739
                                                         ---------------     -------------  ---------------
                                                         $ 1,471,117,604      $ 82,536,891  $ 1,553,654,495
                                                         ===============     =============  ===============


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                        -------------------------------
                                  (Unaudited)


                                                                           Shopping Center
                                                          As Reported         Acquisitions         Pro Forma
                                                       ---------------   -----------------   ----------------
Revenues from rental property                           $ 198,929,403        $ 17,191,682      $ 216,121,085
                                                       ---------------   -----------------   ----------------
Rental property expenses:
Rent                                                        4,873,200                   -          4,873,200
Real estate taxes                                          26,345,685           2,069,241         28,414,926
Interest                                                   31,744,762           3,222,408         34,967,170
Operating and maintenance                                  22,194,628           2,163,488         24,358,116
Depreciation and amortization                              30,052,714           2,796,779         32,849,493
                                                       ---------------   -----------------   ----------------
                                                          115,210,989          10,251,916        125,462,905
                                                       ---------------   -----------------   ----------------
     Income from rental property                           83,718,414           6,939,766         90,658,180
Income from investment in retail store leases               3,571,946                   -          3,571,946
                                                       ---------------   -----------------   ----------------
                                                           87,290,360           6,939,766         94,230,126

Management fee income                                       3,276,152                   -          3,276,152
General and administrative expenses                       (11,651,341)                  -        (11,651,341)
Other income (expenses), net                                6,677,279            (777,856)         5,899,423
                                                       ---------------   -----------------   ----------------

     Income before gain on sale of shopping center         85,592,450           6,161,910         91,754,360

Gain on sale of shopping center property                      243,995                   -            243,995
                                                       ---------------   -----------------   ----------------
    Net income                                            $85,836,445          $6,161,910        $91,998,355
                                                       ===============   =================   ================
    Net income applicable to common shares                $67,398,745          $6,161,910        $73,560,655
                                                       ===============   =================   ================


    Net income per common share
          Basic                                                 $1.80                                  $1.97
                                                                =====                                  =====
          Diluted                                               $1.78                                  $1.94
                                                                =====                                  =====

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED March 31, 1998
                  ------------------------------------------
                                  (Unaudited)

                                                                                     Shopping Center
                                                                    As Reported         Acquisitions          Pro Forma
                                                                  --------------     ----------------       ------------
Revenues from rental property                                       $ 63,111,632         $ 3,186,827        $ 66,298,459
                                                                  --------------     ----------------       ------------
Rental property expenses:
Rent                                                                   2,752,135                    -          2,752,135
Real estate taxes                                                      8,876,999              265,551          9,142,550
Interest                                                              11,039,207              367,816         11,407,023
Operating and maintenance                                              6,936,109              529,202          7,465,311
Depreciation and amortization                                          8,899,764              514,380          9,414,144
                                                                  --------------     ----------------       ------------
                                                                      38,504,214            1,676,949         40,181,163
                                                                  --------------     ----------------       ------------
     Income from rental property                                      24,607,418            1,509,878         26,117,296
Income from investment in retail store leases                            916,171                    -            916,171
                                                                  --------------     ----------------       ------------
                                                                      25,523,589            1,509,878         27,033,467
Management fee income                                                    801,708                    -            801,708
General and administrative expenses                                   (3,180,653)                   -         (3,180,653)
Other income (expenses), net                                           1,437,863             (228,464)         1,209,399
                                                                  --------------     ----------------       ------------
     Income before gain on sale of shopping center                    24,582,507            1,281,414         25,863,921

Gain on sale of shopping center property                                 901,249                    -            901,249
                                                                  --------------     ----------------       ------------

    Net income                                                       $25,483,756           $1,281,414        $26,765,170
                                                                  ==============     ================       ============

    Net income applicable to common shares                           $20,874,331           $1,281,414        $22,155,745
                                                                  ==============     ================       ============

    Net income per common share
           Basic                                                           $0.52                                  $0.55
                                                                           =====                                  =====
           Diluted                                                         $0.51                                  $0.54
                                                                           =====                                  =====

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

                   KIMCO REALTY CORPORATION AND SUBSIDIARIES

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS

1.    Basis of Presentation

The Pro Forma Condensed Consolidated Balance sheet as of March 31, 1998 gives effect to (i) the purchase of four shopping center properties acquired by the Company during April and May 1998, (ii) the issuance of an aggregate 2,259,020 shares of the Company's common stock during April 1998, in four separate transactions, consisting of a primary public offering priced at $36.0625 per share and three private placements priced at $36.0625, $36.625 and $36.25 per share and (iii) the issuance of partnership units valued at approximately $5.0 million in connection with the Bayshore Gardens acquisition, as if these properties had been acquired and the common shares and partnership units were issued as of March 31, 1998.

As reported amounts have been adjusted based upon the historical results of the Shopping Center Acquisitions for the year ended December 31, 1997. These adjustments to the Pro Forma Condensed Consolidated Statements of Income have the effect of presenting the results for the year ended December 31, 1997 and the three months ended March 31, 1998 as if the Shopping Center Acquisitions had been completed as of January 1, 1997.

2.    Pro Forma Adjustments

The adjustment to interest expense relates to (i) the assumption of mortgage debt encumbering four of the properties acquired and additional borrowings related to the other Shopping Center Acquisitions.

The adjustments to other income (expenses), net relate to (i) the elimination of interest earned on funds assumed to have been expended as of January 1, 1997 for the Shopping Center Acquisitions and (ii) the preferred return applicable to the partnership unitholders in connection with the Bayshore Gardens acquisition.

The adjustment for depreciation was based upon an estimated useful life of 39 years using the straight-line method and purchase price allocations to land and building of 20% and 80%, respectively.

                                  SIGNATURES

         Pursuant to the requirements of the Securities exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Kimco Realty Corporation
                                    ------------------------
                                            Registrant

Date:    May 22, 1998

                                    By: /s/  Michael V. Pappagallo
                                       ---------------------------
                                    Michael V. Pappagallo
                                    Chief Financial Officer

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